Exhibit 99.1

For Immediate Release:

ASG Consolidated LLC and American Seafoods Group LLC

For further information contact:

Brad Bodenman or Amy Humphreys

Phone: 206.374.1515/fax: 206.374.1516

Email to: brad.bodenman@americanseafoods.com or amy.humphreys@americanseafoods.com

Seattle, WA – Wednesday, August 10, 2005 – ASG Consolidated and its wholly-owned subsidiary American Seafoods Group (together, “American Seafoods”) today announced their results for the three and six months ended June 30, 2005. American Seafoods Group and its subsidiaries conduct substantially all the operations of American Seafoods. As a result, there are only limited differences between the consolidated financial results of the two companies, which are noted herein. Holders of ASG Consolidated’s Senior Discount Notes and American Seafoods Group’s Senior Subordinated Notes are encouraged to review the financial results of each company contained in its respective quarterly report on Form 10-Q to be filed with the SEC.

Six Months Ended June 30, 2005 Compared to the Six Months Ended June 30, 2004

Net sales for the six months ended June 30, 2005 increased 5.6% to $277.0 million as compared to $262.2 million for the same prior year period, due mainly to revenue increases at our land-based processing segment and, to a lesser extent, from our at-sea processing segment. Land-based processing sales increased primarily due to higher sales volumes and prices generated from our scallop and secondary processed products that were partially offset by lower catfish sales volumes. At-sea processing sales increased slightly as a result of higher prices for our pollock surimi, roe and block products, as well as higher sales volumes of hake and yellowfin sole products, which were partially offset by lower sales volumes of pollock roe and block, as well as lower sales volumes of pollock surimi due to a lower amount of carryover inventory than in the prior year.

Gross margin of 25.2% for the six months ended June 30, 2005 is comparable to the same prior year period gross margin of 25.3%, which reflects minor offsetting changes in the gross margins generated from our at-sea processing and land-based processing operations. The slight increase in gross margin for at-sea processing operations resulted from revenue factors discussed above that were partially offset by lower sales volumes in our at-sea processing segment of A season pollock roe, which generates a higher profit margin than do other at-sea processing products, and higher fuel and freight costs for the six months ended June 30, 2005 as compared to the prior year period. Gross margin for the land-based processing operations declined slightly primarily due to higher scallop purchase costs and higher production costs in our land-based processing operations, which were partially offset by improved catfish production yields.

Adjusted EBITDA (which pursuant to the American Seafood’s Group’s Credit Agreement is calculated as earnings before net interest expense, income tax benefit or provision, depreciation, amortization, unrealized foreign exchange and other derivatives gains or losses, loss from debt repayment and related write-offs, equity-based compensation, the write off of certain financing costs and goodwill and other non-cash charges or gains) for the six months ended June 30, 2005 increased 2.2% to $78.8 million as compared to $77.1 million for the same prior year period primarily due to the operational factors discussed above that were partially offset by increases in selling, general and administrative expenses including a bad debt write-off related to the bankruptcy filing by a large retail customer, as well as higher compensation-related costs, primarily related to benefits and bonuses, transportation costs and audit and other professional fees.

Net income for ASG Consolidated for the six months ended June 30, 2005 increased $15.2 million to $40.2 million as compared to $25.0 million for the same prior year period principally for reasons discussed above, as well as an increase in unrealized gains on foreign exchange and other derivative contracts, partially offset by interest expense related to amortization of the Senior Discount Notes, which were not outstanding in the first half of 2004.

Net income for American Seafoods Group for the six months ended June 30, 2005 was $47.8 million. The $7.6 million difference in net income between the two companies is comprised substantially of interest expense and amortization of deferred financing costs related to the Senior Discount Notes.

Three Months Ended June 30, 2005 Compared to the Three Months Ended June 30, 2004

Net sales for the three months ended June 30, 2005 decreased 2.6% to $124.0 million as compared to $127.3 million during the same prior year period due mainly to lower sales volumes in our at-sea processing segment of pollock roe and block products as compared to the same prior year period. Land-based processing sales increased for the second quarter of 2005 primarily due to higher sales volumes and prices generated from our secondary processed and scallop products as compared to the prior year period.

Gross margin for the three months ended June 30, 2005 decreased to 15.4% as compared to the prior year period gross margin of 19.1%, primarily as a result of lower sales volumes in our at-sea processing segment of A season pollock roe and higher fuel and freight costs that is partially offset by higher surimi prices. Gross margin for the land-based processing segment for the second quarter of 2005 decreased primarily as a result of higher scallop purchase costs and higher production costs in our land-based processing operations, which were partially offset by improved catfish production yields.

Adjusted EBITDA (as defined above) for the three months ended June 30, 2005 decreased 4.6% to $31.1 million as compared to $32.6 million for the same prior year period primarily due to operational factors discussed above and increases in selling, general and administrative expenses resulting principally from higher compensation-related costs, primarily related to benefits and bonuses, transportation costs and audit and other professional fees.

Net income for ASG Consolidated for the three months ended June 30, 2005 increased $6.9 million to $10.5 million as compared to $3.6 million for the same prior year period principally for the reasons discussed above, as well as an increase in realized and unrealized gains on foreign exchange and other derivative contracts, partially offset by the interest expense related to amortization of the Senior Discount Notes, which were not outstanding in the second quarter of 2004.

Net income for American Seafoods Group for the three months ended June 30, 2005 was $14.4 million. The $3.9 million difference in net income between the two companies is comprised primarily of interest expense and amortization of deferred financing costs related to the Senior Discount Notes.

Quarterly Conference Call Information:

American Seafoods will host its conference call in conjunction with the release of its second quarter financial results live on Friday, August 12th at 10:00 am PST (1:00 pm EST). In order to participate, call (800) 474-8920 and enter access code 9836422. We expect the call to start no later than 10:15 am PST. There will also be a replay of the conference call available for 30 days by dialing (888) 203-1112 and entering access code 9836422.

About American Seafoods

American Seafoods is a leader in the harvesting, processing, preparation and supply of quality seafood. Harvesting a variety of fish species, the Company processes seafood into an array of finished products, both on board its state-of-the-art fleet of vessels and at its HACCP-approved production facilities located in both Massachusetts and Alabama. The Company produces a diverse range of fillet, surimi, roe and block-cut product offerings, made from Alaska pollock, Pacific cod, sea scallops, and U.S. farm raised catfish. Finished products are sold worldwide through an extensive global distribution and customer support network. From the ocean to the plate, American Seafoods has established a global sourcing, selling, marketing and distribution network bringing quality seafood to consumers worldwide. For more information, please visit us at www.americanseafoods.com.

This press release contains forward-looking statements. The words “will,” “believes,” “anticipates,” “intends,” “estimates,” “expects,” “projects,” “plans,” or similar expressions are intended to identify forward-looking statements. All statements in this press release other than statements of historical fact, including statements which address our strategy, future operations, future financial position, estimated sales, projected costs, prospects, plans and objectives of management and events or developments that the Company expects or anticipates will occur, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. They rely on a number of assumptions concerning future events and are subject to a number of risks and uncertainties, many of which are outside of the Company’s control and could cause actual results to differ materially from such statements.

ASG Consolidated LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Quarter Ended June 30,
	2004	2005	Change
Statement of Operations Data
Net sales	$127,296	$123,989	-2.6%
Cost of sales, including depreciation expense of $13,247 and $12,871, respectively	93,837	94,912
Shipping & Handling	9,123	9,952

Total Cost of Sales	102,960	104,864

Gross profit	24,336	19,125	-21.4%
Gross margin	19.1%	15.4%
Selling, general and administrative expenses	6,672	8,808
Depreciation and amortization (1)	764	764

Operating income	16,900	9,553	-43.5%
Interest expense, net	(9,371)	(14,163)
Foreign exchange gains (losses), net	(3,870)	12,907
Other derivatives gains, net	—	2,425
Other	(99)	(209)

Net income	$3,560	$10,513

Adjusted EBITDA calculations:
Net income	$3,560	$10,513
Interest expense, net	9,371	14,163
Income tax provision	13	10
Depreciation and amortization	14,011	13,635
Unrealized loss (gains) on derivatives, net	6,143	(7,672)
Equity-based compensation expense (benefit)	(532)	422

Adjusted EBITDA (2)	$32,566	$31,071	-4.6%

Adjusted EBITDA margin	25.6%	25.1%
Other Data (quarter ended):
Capital expenditures	$3,239	$4,401
Pollock production (metric tons)	113	7,592
Pollock sales (metric tons)	17,783	22,873
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$28,628	$32,390
Interest expense, net	9,371	14,163
Net change in operating assets and liabilities	(4,356)	(11,089)
Amortization of deferred financing costs	(1,346)	(1,469)
Amortization of debt discounts	—	(3,730)
Other	269	806

Adjusted EBITDA	$32,566	$31,071

ASG Consolidated LLC

Financial Highlights

(Unaudited, dollars in thousands)

	As of and for the Six Months Ended June 30,
	2004	2005	Change
Statement of Operations Data:
Net sales	$262,189	$276,953	5.6%
Cost of sales, including depreciation expense of $21,774 and $22,120, respectively	179,116	190,132
Shipping & Handling	16,731	17,104

Total Cost of Sales	195,847	207,236

Gross profit	66,342	69,717	5.1%
Gross margin	25.3%	25.2%
Selling, general and administrative expenses	18,320	21,108
Depreciation and amortization (1)	1,528	1,606

Operating income	46,494	47,003	1.1%
Interest expense, net	(19,242)	(28,601)
Foreign exchange gains (losses), net	(2,088)	13,777
Other derivatives gains, net	—	8,585
Other	(208)	(541)

Net income	$24,956	$40,223	61.2%

Adjusted EBITDA calculations:
Net income	$24,956	$40,223
Interest expense, net	19,242	28,601
Income tax provision	13	17
Depreciation and amortization	23,302	23,726
Unrealized losses (gains) on derivatives, net	8,993	(14,902)
Equity-based compensation expense	566	1,156

Adjusted EBITDA (2)	$77,072	$78,821	2.3%

Adjusted EBITDA margin	29.4%	28.5%
Other Data (six months ended):
Capital expenditures	$8,484	$11,132
Pollock production (metric tons)	38,492	45,281
Pollock sales (metric tons)	41,983	44,632
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$60,358	$56,370
Interest expense, net	19,242	28,601
Net change in operating assets and liabilities	80	3,936
Amortization of deferred financing costs	(2,655)	(2,956)
Amortization of debt discounts	—	(7,282)
Other	47	152

Adjusted EBITDA	$77,072	$78,821

(1)	Amortization of intangibles and depreciation of other assets.

(2)	Adjusted EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Adjusted EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Adjusted EBITDA. In addition, it should be noted that companies calculate Adjusted EBITDA differently and, therefore, Adjusted EBITDA presented by us may not be comparable to Adjusted EBITDA as reported by other companies.

	December 31, 2004	June 30, 2005
Selected Balance Sheet Data:
Cash and cash equivalents	$1,577	$894
Accounts receivable, trade	38,042	29,398
Inventories	50,647	62,534
Property, vessels and equipment, net	198,335	188,193
Cooperative rights, other intangibles and goodwill, net	120,713	118,331
Total assets	463,139	462,121
Total debt	608,805	569,711

American Seafoods Group LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Quarter Ended June 30,
	2004	2005	Change
Statement of Operations Data
Net sales	$127,296	$123,989	-2.6%
Cost of sales, including depreciation expense of $13,247 and $12,871, respectively	93,837	94,912
Shipping & Handling	9,123	9,952

Total Cost of Sales	102,960	104,864

Gross profit	24,336	19,125	-21.4%
Gross margin	19.1%	15.4%
Selling, general and administrative expenses	6,672	8,804
Depreciation and amortization (1)	764	764

Operating income	16,900	9,557	-43.4%
Interest expense, net	(9,371)	(10,304)
Foreign exchange gains (losses), net	(3,870)	12,907
Other derivatives gains, net	—	2,425
Other	(99)	(208)

Net income	$3,560	$14,377

Adjusted EBITDA calculations:
Net income	$3,560	$14,377
Interest expense, net	9,371	10,304
Income tax provision	13	10
Depreciation and amortization	14,011	13,635
Unrealized losses (gains) on derivatives, net	6,143	(7,673)
Equity-based compensation expense (benefit)	(532)	422

Adjusted EBITDA (2)	$32,566	$31,075	-4.6%

Adjusted EBITDA margin	25.6%	25.1%
Other Data (quarter ended):
Capital expenditures	$3,239	$4,401
Pollock production (metric tons)	113	7,592
Pollock sales (metric tons)	17,783	22,873
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$28,628	$32,389
Interest expense, net	9,371	10,304
Net change in operating assets and liabilities	(4,356)	(11,087)
Amortization of deferred financing costs	(1,346)	(1,336)
Other	269	805

Adjusted EBITDA	$32,566	$31,075

American Seafoods Group LLC

Financial Highlights

(Unaudited, dollars in thousands)

	As of and for the Six Months Ended June 30,
	2004	2005	Change
Statement of Operations Data:
Net sales	$262,189	$276,953	5.6%
Cost of sales, including depreciation expense of $21,774 and $22,120, respectively	179,116	190,132
Shipping & Handling	16,731	17,104

Total Cost of Sales	195,847	207,236

Gross profit	66,342	69,717	5.1%
Gross margin	25.3%	25.2%
Selling, general and administrative expenses	18,320	21,104
Depreciation and amortization (1)	1,528	1,606

Operating income	46,494	47,007	1.1%
Interest expense, net	(19,242)	(21,040)
Foreign exchange gains (losses), net	(2,088)	13,777
Other derivatives gains, net	—	8,585
Other	(208)	(541)

Net income	$24,956	$47,788	91.5%

Adjusted EBITDA calculations:
Net income	$24,956	$47,788
Interest expense, net	19,242	21,040
Income tax provision	13	17
Depreciation and amortization	23,302	23,726
Unrealized losses (gains) on derivatives, net	8,993	(14,902)
Equity-based compensation expense	566	1,156

Adjusted EBITDA (2)	$77,072	$78,825	2.3%

Adjusted EBITDA margin	29.4%	28.5%
Other Data (six months ended):
Capital expenditures	$8,484	$11,132
Pollock production (metric tons)	38,492	45,281
Pollock sales (metric tons)	41,983	44,632
Reconciliation of adjusted EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$60,358	$56,368
Interest expense, net	19,242	21,040
Net change in operating assets and liabilities	80	3,941
Amortization of deferred financing costs	(2,655)	(2,676)
Other	47	152

Adjusted EBITDA	$77,072	$78,825

(1)	Amortization of intangibles and depreciation of other assets.

(2)	Adjusted EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Adjusted EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Adjusted EBITDA. In addition, it should be noted that companies calculate Adjusted EBITDA differently and, therefore, Adjusted EBITDA presented by us may not be comparable to Adjusted EBITDA as reported by other companies.

	December 31, 2004	June 30, 2005
Selected Balance Sheet Data:
Cash and cash equivalents	$740	$637
Accounts receivable, trade	38,042	29,398
Inventories	50,647	62,534
Property, vessels and equipment, net	198,335	188,193
Cooperative rights, other intangibles and goodwill, net	120,713	118,330
Total assets	458,078	457,337
Total debt	481,122	434,746